Filed Pursuant to Rule 497(e)

Registration File No.: 333-233279

BLACKROCK UTILITIES, INFRASTRUCTURE & POWER OPPORTUNITIES TRUST

Supplement dated March 26, 2020 to the Prospectus Supplement dated October 10, 2019, and to the Prospectus dated October 9, 2019,

each as supplemented to date

The Prospectus Supplement, dated October 10, 2019, and the Prospectus, dated October 9, 2019, of BlackRock Utilities, Infrastructure & Power Opportunities Trust (the “Trust”), each as supplemented to date, are further supplemented with the following information:

On March 25, 2020, the last reported sale price of the Trust’s common shares on the NYSE, the NAV per common share and the percentage premium to NAV were $17.39, $16.90 and 2.90%, respectively. As of March 25, 2020, the Trust had 17,721,494 common shares outstanding and net assets of $299,503,043.

Investors should retain this supplement for future reference.